EXHIBIT 99(a)

C-TEC CORPORATION                  SUBSCRIPTION CERTIFICATE NO.
                                   CUSIP NO. __________________


      THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY'S PROSPECTUS DATED ________, 1994 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE
AVAILABLE UPON REQUEST FROM THE SUBSCRIPTION/INFORMATION AGENT.
  THIS CERTIFICATE OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE SUBSCRIPTION/INFORMATION AGENT WITH PAYMENT IN FULL BY 5:00 P.M., NEW
YORK CITY TIME, ON ________, 1994 (THE "EXPIRATION DATE").


  The Rights represented by this subscription certificate may be exercised by duly completing Form 1; and may be transferred, assigned, exercised or sold through a bank or broker by duly completing Form 2; and may be sold through the Subscription/Information Agent by duly completing Form 3.
  Rights holders are advised to review the Prospectus and instructions, copies of which are available from the Subscription/Information Agent before exercising or selling their Rights. IMPORTANT: Complete appropriate FORM and, if applicable, delivery instructions, and SIGN on reverse side.


SUBSCRIPTION PRICE $__ PER SHARE      RIGHTS TO PURCHASE COMMON SHARES OF
                                                        C-TEC CORPORATION

[Name and Address of Registered Holder]


       The registered owner whose name is inscribed hereon, or assigns, is entitled to subscribe for shares of Common Stock upon the terms and subject to the conditions set forth in the Prospectus and instructions relating thereto.

 By . . . . . . . . . . . . . . . .    By . . . . . . . . . . . . . . . .
        Michael J. Mahoney                         Bruce Godfrey
             President                       Executive Vice President and
                                                Chief Financial Officer


       THIS SUBSCRIPTION CERTIFICATE IS TRANSFERABLE AND MAY BE COMBINED OR DIVIDED (BUT ONLY INTO SUBSCRIPTION CERTIFICATES EVIDENCING A WHOLE NUMBER OF RIGHTS) AT THE OFFICE OF THE SUBSCRIPTION/INFORMATION AGENT.

       RIGHTS HOLDERS SHOULD BE AWARE THAT IF THEY CHOOSE TO EXERCISE OR TRANSFER LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, THEY MAY NOT RECEIVE A NEW SUBSCRIPTION CERTIFICATE IN SUFFICIENT TIME TO EXERCISE THE REMAINING RIGHTS EVIDENCED THEREBY.

       FORM 1--EXERCISE AND SUBSCRIPTION: The undersigned hereby irrevocably exercises one or more Rights to subscribe for shares of Common Stock, as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

       (a)  Number of shares subscribed for pursuant to the Basic
Subscription Privilege (one Right needed to subscribe for each full share):
__________

       (b) Number of shares subscribed for pursuant to the Oversubscription
Privilege: __________

       (c) Total Subscription Price (total number of shares subscribed for--pursuant to both the Basic Subscription Privilege and the Oversubscription Privilege--times the Subscription Price of $___):
$__________ (1)

METHOD OF PAYMENT (CHECK ONE)

    --
   / /  CHECK, BANK DRAFT OR MONEY ORDER PAYABLE TO [       ]
   --

   --
  / /   WIRE TRANSFER DIRECTED TO [       ] ABA NO.
  --    [      ] (MARKED: ``C-TEC CORPORATION SUBSCRIPTION'').

   (d) If the number of Rights being exercised pursuant to the Basic Subscription Privilege is less than all of the Rights represented by the Subscription Certificate (check only one):

   --
  / /  DELIVER TO ME A NEW SUBSCRIPTION CERTIFICATE EVIDENCING THE REMAINING
  --   RIGHTS TO--WHICH I AM ENTITLED.

   --
  / /  DELIVER A NEW SUBSCRIPTION CERTIFICATE EVIDENCING THE REMAINING RIGHTS
  -- IN ACCORDANCE WITH MY FORM 2 INSTRUCTIONS (which include any required signature guarantees).

   --
  / /  SELL THE REMAINING UNEXERCISED RIGHTS IN ACCORDANCE WITH MY FORM
  --   3 INSTRUCTIONS.

   --
  / /  CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF
  -- GUARANTEED DELIVERY DELIVERED TO THE SUBSCRIPTION/INFORMATION AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

       Name(s) of Registered Owner(s)  . . . . . . . . . . . . . .
       Window Ticket number (if any) . . . . . . . . . . . . . . .
       Date of Execution of Notice of Guaranteed Delivery. . . . .
       Name of Institution which Guaranteed Delivery . . . . . . .

       ---------------------
         (1) If the amount enclosed or transmitted is not sufficient to pay the Subscription Price for all shares that are stated to be subscribed for, or if the number of shares being subscribed for is not specified, the number of shares subscribed for will be assumed to be the maximum number that could be subscribed for upon payment of such amount. If the number of shares to be subscribed for pursuant to the Oversubscription Privilege is not specified and the amount enclosed or transmitted exceeds the Subscription Price for all shares represented by this Subscription Certificate (the "Subscription Excess"), the person subscribing pursuant hereto shall be deemed to have exercised the Oversubscription Privilege to purchase, to the extent available, that number of whole shares of Common Stock equal to the quotient obtained by dividing the Subscription Excess by $_____. Any amount remaining after such division shall be returned to the subscriber.


       FORM 2--TO TRANSFER YOUR SUBSCRIPTION CERTIFICATE OR SOME OR ALL OF YOUR RIGHTS OR TO EXERCISE OR SELL RIGHTS THROUGH YOUR BANK OR BROKER: For value received, ______ Rights represented by this Subscription Certificate are hereby assigned to (please print name and address and Social Security No. of transferee in full):

       Name  . . . . . . . . . . . . . . .
       Address . . . . . . . . . . . . . .
       . . . . . . . . . . . . . . . . . .
             Social Security Number

   --
  / /
  --   FORM 3--CHECK HERE TO SELL YOUR UNEXERCISED RIGHTS THROUGH THE
SUBSCRIPTION/INFORMATION AGENT: Check box if the undersigned hereby authorizes the Subscription/Information Agent to sell any Rights represented by this Subscription Certificate but not exercised hereby and to deliver to the undersigned a check for the net proceeds.


FORM 4--DELIVERY INSTRUCTIONS: Name and/or address for mailing any stock certificates, new Subscription Certificate or cash payment if other than shown on the reverse hereof:


                                      Name . . . . . . . . . . . . . . .
                                      Address  . . . . . . . . . . . . .
                                       . . . . . . . . . . . . . . . . .
                                               (Including Zip Code)


                                 IMPORTANT
                          RIGHTS HOLDER SIGN HERE
                AND, IF RIGHTS ARE BEING SOLD OR EXERCISED,
                       COMPLETE SUBSTITUTE FORM W-9


 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                        (Signature(s) of Holder(s))

Dated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . , 1994

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on this Subscription Certificate. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information. See Instructions.)


Name(s) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                              (Please Print)

Capacity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Address . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                           (Including Zip Code)

Area Code and
Telephone Number  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                  (Home)

  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                (Business)
Tax Identification or
Social Security No. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                      (Complete Substitute Form W-9)

                         GUARANTEE OF SIGNATURE(S)
                  Note:  See Section 5(c) of Instructions

Authorized Signature  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Name  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Title . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Name of Firm  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Address . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Area Code and Telephone Number  . . . . . . . . . . . . . . . . . . . . . . .
Dated: . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . , 1994